Exhibit 99.1

Snap Inc. Announces Third Quarter 2020 Financial Results

Daily Active Users increased 18% year-over-year to 249 million

Revenue increased 52% year-over-year to $679 million

Operating cash flow improved 28% year-over-year to $(55) million

SANTA MONICA, Calif. – October 20, 2020 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter ended September 30, 2020.

Financial Highlights

•	Operating cash flow improved by $21 million to $(55) million in Q3 2020, compared to the prior year.
•	Free Cash Flow improved by $15 million to $(70) million in Q3 2020, compared to the prior year.
•	Common shares outstanding plus shares underlying stock-based awards totaled 1,624 million at September 30, 2020, compared to 1,565 million one year ago.
•	Revenue increased 52% to $679 million in Q3 2020, compared to the prior year.
•	Net loss was $(200) million in Q3 2020, compared to $(227) million in the prior year.
•	Adjusted EBITDA was $56 million in Q3 2020, compared to $(42) million in the prior year.

“Our focus on delivering value for our community and advertising partners is yielding positive results during this challenging time. We’re excited about the growth of our business in Q3 as we continue to make long-term investments in our future,” said Evan Spiegel, CEO. “The adoption of augmented reality is happening faster than we had previously anticipated, and we are working together as a team to execute on the many opportunities in front of us.”

	Three Months Ended September 30,		Percent	Nine Months Ended September 30,		Percent
	2020	2019	Change	2020	2019	Change
(Unaudited)	(in thousands, except per share amounts)
Cash used in operating activities	$(54,828)	$(76,149)	(28)%	$(115,099)	$(238,116)	(52)%
Free Cash Flow	$(69,555)	$(84,087)	17%	$(156,484)	$(265,501)	41%
Common shares outstanding plus shares underlying stock-based awards	1,623,630	1,565,208	4%	1,623,630	1,565,208	4%
Operating loss	$(167,864)	$(228,853)	(27)%	$(764,836)	$(849,732)	(10)%
Revenue	$678,668	$446,199	52%	$1,595,304	$1,154,646	38%
Net loss	$(199,853)	$(227,375)	(12)%	$(831,740)	$(792,956)	5%
Adjusted EBITDA	$56,361	$(42,375)	233%	$(120,446)	$(244,537)	51%
Diluted net loss per share attributable to common stockholders	$(0.14)	$(0.16)	(16)%	$(0.58)	$(0.58)	(1)%
Non-GAAP diluted net income (loss) per share	$0.01	$(0.04)	120%	$(0.16)	$(0.20)	(20)%

Q3 2020 Summary & Key Highlights

Daily Active Users grew by 18% year-over-year and we saw increased engagement across key metrics:

•	DAUs were 249 million in Q3 2020, an increase of 39 million or 18% year-over-year.
•	DAUs increased sequentially and year-over-year on each of iOS and Android platforms.
•	The average number of Snaps created every day grew 25% year-over-year.

We continue to invest in our Discover platform as a destination for content that entertains and informs:

•	Total daily time spent by Snapchatters watching Shows increased by over 50% year-over-year in Q3 2020.
•	The daily average number of Snapchatters in India watching Discover content increased by nearly 50% sequentially in Q3 2020.
•	More than 40% of the US Gen Z population watched sports Discover content on Snapchat last month.
•	SportsCenter viewership on Snapchat increased by 80% from July to September.
•	We launched a new unscripted series called “The Solution Committee” in which Jaden Smith seeks out the help of young activists and celebrity friends to explore racial and social justice issues.
•	Our “VS The World” docuseries franchise launched its second season, featuring Conor McGregor, and reached over 14 million viewers.
•	We launched a new unscripted series called “Coach Kev” in which Kevin Hart inspires Snapchatters to live their best lives through bursts of inspiration, positivity, and wisdom.

We continue to invest in our camera and augmented reality platforms:

•	As of the end of Q3 2020, over 1.5 million Lenses have been created by our community through Lens Studio.
•

The ‘Raise Your Voice’ Lens generated over 70 million impressions and over 48,000 hours of playtime, demonstrating the power of AR as a format in honoring the legacy of important movements, such as the March on Washington in 1963.

•	Our ‘Anime Style’ Lens powered by real time machine learning was engaged with 3 billion times in its first week.
•	We added 2D body tracking technology in Lens Studio, allowing Lens creators to make AR experiences for the full human body.
•	We released Lens Favorites, a new feature that allows Snapchatters to pin their favorite Lenses for future use, to our Android users.
•	We launched our first Local Lens experience called City Painter, allowing Snapchatters to virtually paint the shared digital space on Carnaby Street in London.

We strengthened our ad platform and products while engaging with advertisers:

•	We partnered with Champs Sports, Clearly, Essie, Hoka One One, Kohl’s, Levi’s, Jordan Brand, and Sally Hansen to launch augmented reality-powered virtual try-on experiences.
•	We launched ‘Meet the Snapchat Generation,’ our first-ever global business-to-business marketing campaign highlighting Snapchat’s unique audience.
•	We launched Platform Burst, which allows advertisers to purchase ad inventory across different formats to reach a significant portion of their target audience over a few days.
•	We launched a Snap Select gaming bundle, which is the first commercial bundle tailored to a specific category and has led to impactful partnerships with advertisers.

We continue to innovate to better serve our large and engaged community:

•	We introduced Creator Profiles to our community, providing Creators with a permanent profile to host their photo, video, and Lenses content, Story replies, and data analytics insights.
•

We launched Sounds on Snapchat, empowering Snapchatters to express themselves by adding licensed music from emerging and established artists to their Snaps, including music companies like Warner Music Group, Universal Music Publishing, The NMPA, and Merlin.

•	We helped over 1 million Snapchatters with voter registration for the upcoming 2020 U.S. General Election through our ‘Register to Vote’ Mini, developed in partnership with Democracy Works.
•

Our Bitmoji team launched its first-ever branded customizable Mix and Match collection, in partnership with Ralph Lauren, and millions of users globally have dressed their Bitmoji in Ralph Lauren since launch.

•	Snapchatters can now dress their Bitmoji avatars in a new collection of 19 different digital apparel and sneakers from Nike’s Jordan brand, including the new Air Jordan XXXV.
•	Our Headspace Mini, developed in partnership with Headspace, was used by 5 million users in its first month after launch and we released two new meditations in honor of World Mental Health Day.
•

Financial Guidance

Given the uncertainties related to the ongoing COVID-19 pandemic and the rapidly shifting macro conditions, we are not providing revenue or Adjusted EBITDA guidance for the fourth quarter of 2020.

Conference Call Information

Snap Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific / 5:00 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.

Snap Inc. uses the investor.snap.com and snap.com/news websites as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.

Definitions

Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.

Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.

Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense) net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.

A Daily Active User (DAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.

Average revenue per user (ARPU) is defined as quarterly revenue divided by the average DAUs.

A Monthly Active User (MAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.

Addressable reach is defined as the approximate number of Snapchat users that an ad could reach over a 28-day period in a given locality. When we calculate the percentage of a demographic group that can be reached, we do so by dividing addressable reach by relevant census figures. Addressable reach and age data are subject to limitations. For more information, see Snap’s SEC filings and businesshelp.snapchat.com.

Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”

About Snap Inc.

Snap Inc. is a camera company. We believe that reinventing the camera represents our greatest opportunity to improve the way people live and communicate. We contribute to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together. For more information, visit snap.com.

Contact

Investors and Analysts:

ir@snap.com

Press:

press@snap.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including the ongoing COVID-19 pandemic that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our lack of profitability to date; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; and future acquisitions or investments, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent quarterly report on Form 10-Q for the quarter ended June 30, 2020 filed with the SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s quarterly report on Form 10-Q for the quarter ended September 30, 2020 and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.

We use the non-GAAP financial measure of non-GAAP net loss, which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense and related payroll tax expense; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net loss and weighted average diluted shares are then used to calculate non-GAAP diluted net loss per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cash flows from operating activities
Net loss	$(199,853)	$(227,375)	$(831,740)	$(792,956)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	21,804	20,646	63,933	66,625
Stock-based compensation	192,080	161,228	550,300	519,358
Deferred income taxes	(1,186)	170	(3,698)	195
Gain on divestiture	—	—	—	(39,883)
Amortization of debt discount and issuance costs	24,503	6,412	56,478	6,412
Other	7,252	(1,245)	15,369	(4,561)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	(151,856)	(62,855)	(43,310)	(30,736)
Prepaid expenses and other current assets	(10,608)	(490)	(19,352)	(4,980)
Operating lease right-of-use assets	10,054	35,633	28,307	57,254
Other assets	3,390	2,139	2,343	4,540
Accounts payable	3,435	4,220	11,448	28,319
Accrued expenses and other current liabilities	61,595	23,243	94,368	16,655
Operating lease liabilities	(15,760)	(36,008)	(40,739)	(63,259)
Other liabilities	322	(1,867)	1,194	(1,099)
Net cash used in operating activities	(54,828)	(76,149)	(115,099)	(238,116)
Cash flows from investing activities
Purchases of property and equipment	(14,727)	(7,938)	(41,385)	(27,385)
Proceeds from divestiture, net	—	—	—	73,796
Non-marketable investments	(3,500)	(1,050)	(95,341)	(3,750)
Cash paid for acquisitions, net of cash acquired	(33,508)	—	(53,712)	—
Purchases of marketable securities	(1,148,344)	(1,115,358)	(2,576,892)	(1,924,398)
Sales of marketable securities	155,899	24,948	373,857	102,437
Maturities of marketable securities	668,930	411,079	1,898,176	1,193,739
Other	—	—	(500)	1,029
Net cash used in investing activities	(375,250)	(688,319)	(495,797)	(584,532)
Cash flows from financing activities
Proceeds from issuance of convertible notes, net of issuance costs	—	1,251,848	988,582	1,251,848
Purchase of capped calls	—	(102,086)	(100,000)	(102,086)
Proceeds from the exercise of stock options	2,434	7,788	26,041	14,726
Net cash provided by financing activities	2,434	1,157,550	914,623	1,164,488
Change in cash, cash equivalents, and restricted cash	(427,644)	393,082	303,727	341,840
Cash, cash equivalents, and restricted cash, beginning of period	1,252,631	337,732	521,260	388,974
Cash, cash equivalents, and restricted cash, end of period	$824,987	$730,814	$824,987	$730,814
Supplemental disclosures
Cash paid for income taxes, net	$1,309	$643	$2,679	$564
Cash paid for interest	$5,113	$380	10,378	1,176

SNAP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue	$678,668	$446,199	$1,595,304	$1,154,646
Costs and expenses:
Cost of revenue	293,095	223,140	796,959	642,399
Research and development	283,639	211,599	783,115	663,983
Sales and marketing	143,511	123,240	397,834	332,626
General and administrative	126,287	117,073	382,232	365,370
Total costs and expenses	846,532	675,052	2,360,140	2,004,378
Operating loss	(167,864)	(228,853)	(764,836)	(849,732)
Interest income	2,801	10,317	16,158	25,579
Interest expense	(28,212)	(8,654)	(68,052)	(10,219)
Other income (expense), net	(5,669)	(1,481)	(14,483)	41,477
Loss before income taxes	(198,944)	(228,671)	(831,213)	(792,895)
Income tax benefit (expense)	(909)	1,296	(527)	(61)
Net loss	$(199,853)	$(227,375)	$(831,740)	$(792,956)
Net loss per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$(0.14)	$(0.16)	$(0.58)	$(0.58)
Diluted	$(0.14)	$(0.16)	$(0.58)	$(0.58)
Weighted average shares used in computation of net loss per share:
Basic	1,466,420	1,393,358	1,446,040	1,364,327
Diluted	1,466,420	1,393,358	1,446,040	1,364,327

SNAP INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

	September 30, 2020	December 31, 2019
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$824,070	$520,317
Marketable securities	1,900,935	1,592,488
Accounts receivable, net of allowance	529,872	492,194
Prepaid expenses and other current assets	60,837	38,987
Total current assets	3,315,714	2,643,986
Property and equipment, net	175,199	173,667
Operating lease right-of-use assets	269,141	275,447
Intangible assets, net	91,796	92,121
Goodwill	816,113	761,153
Other assets	149,811	65,550
Total assets	$4,817,774	$4,011,924
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$61,978	$46,886
Operating lease liabilities	40,994	42,179
Accrued expenses and other current liabilities	507,134	410,610
Total current liabilities	610,106	499,675
Convertible senior notes, net	1,650,246	891,776
Operating lease liabilities, noncurrent	287,105	303,178
Other liabilities	71,546	57,382
Total liabilities	2,619,003	1,752,011
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,160,127 shares issued and outstanding at December 31, 2019, and 3,000,000 shares authorized, 1,229,446 shares issued and outstanding at September 30, 2020.	12	12
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 24,522 shares issued and outstanding at December 31, 2019, and 700,000 shares authorized, 23,643 shares issued and outstanding at September 30, 2020.	—	—
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,147 shares issued and outstanding at December 31, 2019, and 260,888 shares authorized, 231,627 shares issued and outstanding at September 30, 2020.	2	2
Additional paid-in capital	9,968,707	9,205,256
Accumulated other comprehensive income (loss)	8,499	573
Accumulated deficit	(7,778,449)	(6,945,930)
Total stockholders’ equity	2,198,771	2,259,913
Total liabilities and stockholders’ equity	$4,817,774	$4,011,924

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Free Cash Flow reconciliation:
Net cash used in operating activities	$(54,828)	$(76,149)	$(115,099)	$(238,116)
Less:
Purchases of property and equipment	(14,727)	(7,938)	(41,385)	(27,385)
Free Cash Flow	$(69,555)	$(84,087)	$(156,484)	$(265,501)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Adjusted EBITDA reconciliation:
Net loss	$(199,853)	$(227,375)	$(831,740)	$(792,956)
Add (deduct):
Interest income	(2,801)	(10,317)	(16,158)	(25,579)
Interest expense	28,212	8,654	68,052	10,219
Other (income) expense, net	5,669	1,481	14,483	(41,477)
Income tax (benefit) expense	909	(1,296)	527	61
Depreciation and amortization	21,804	20,646	63,933	66,625
Stock-based compensation expense	192,080	161,228	550,300	519,358
Payroll tax expense related to stock-based compensation	10,341	4,604	30,157	19,212
Adjusted EBITDA	$56,361	$(42,375)	$(120,446)	$(244,537)

Total depreciation and amortization expense by function:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Depreciation and amortization expense:
Cost of revenue	$5,615	$4,580	$16,672	$16,368
Research and development	9,526	8,632	26,904	24,470
Sales and marketing	3,233	3,109	9,780	10,169
General and administrative	3,430	4,325	10,577	15,618
Total	$21,804	$20,646	$63,933	$66,625

Total stock-based compensation expense by function:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Stock-based compensation expense:
Cost of revenue	$2,623	$1,332	$6,471	$4,967
Research and development	132,003	108,176	377,836	353,028
Sales and marketing	27,393	23,333	79,306	67,567
General and administrative	30,061	28,387	86,687	93,796
Total	$192,080	$161,228	$550,300	$519,358

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)

(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Non-GAAP net income (loss) reconciliation:
Net loss	$(199,853)	$(227,375)	$(831,740)	$(792,956)
Amortization of intangible assets	8,422	6,915	23,780	26,331
Stock-based compensation expense	192,080	161,228	550,300	519,358
Payroll tax expense related to stock-based compensation	10,341	4,604	30,157	19,212
Gain on divestiture	—	—	—	(39,883)
Income tax adjustments	388	200	415	462
Non-GAAP net loss	$11,378	$(54,428)	$(227,088)	$(267,476)

Weighted-average common shares - Diluted	1,466,420	1,393,358	1,446,040	1,364,327

Non-GAAP diluted net income (loss) per share reconciliation:
Diluted net loss per share	$(0.14)	$(0.16)	$(0.58)	$(0.58)
Non-GAAP adjustment to net loss	0.15	0.12	0.42	0.38
Non-GAAP diluted net income (loss) per share	$0.01	$(0.04)	$(0.16)	$(0.20)

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS

(dollars and shares in thousands, except per user amounts below, unaudited)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Cash Flows and Shares
Net cash provided by (used in) operating activities	$(95,789)	$(76,149)	$(66,842)	$6,283	$(66,554)	$(54,828)
Net cash provided by (used in) operating activities - YoY (year-over-year)	52%	43%	(47)%	109%	31%	28%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$(420,564)	$(364,170)	$(304,958)	$(232,497)	$(203,262)	$(181,941)
Purchases of property and equipment	$(7,633)	$(7,938)	$(9,093)	$(10,891)	$(15,767)	$(14,727)
Purchases of property and equipment - YoY	(78)%	(70)%	(60)%	(8)%	107%	86%
Purchases of property and equipment - TTM	$(68,473)	$(50,126)	$(36,478)	$(35,555)	$(43,689)	$(50,478)
Free Cash Flow	$(103,422)	$(84,087)	$(75,935)	$(4,608)	$(82,321)	$(69,555)
Free Cash Flow - YoY	56%	47%	49%	94%	20%	17%
Free Cash Flow - TTM	$(489,037)	$(414,296)	$(341,436)	$(268,052)	$(246,951)	$(232,419)
Common shares outstanding	1,372,149	1,389,395	1,415,796	1,439,589	1,463,620	1,484,716
Common shares outstanding - YoY	8%	8%	7%	8%	7%	7%
Shares underlying stock-based awards	180,585	175,813	160,239	149,004	152,526	138,914
Shares underlying stock-based awards - YoY	(12)%	(5)%	(15)%	(29)%	(16)%	(21)%
Total common shares outstanding plus shares underlying stock-based awards	1,552,734	1,565,208	1,576,035	1,588,593	1,616,146	1,623,630
Total common shares outstanding plus shares underlying stock-based awards - YoY	5%	6%	5%	3%	4%	4%

Results of Operations
Revenue	$388,021	$446,199	$560,889	$462,477	$454,158	$678,668
Revenue - YoY	48%	50%	44%	44%	17%	52%
Revenue - TTM	$1,395,964	$1,544,468	$1,715,535	$1,857,586	$1,923,723	$2,156,192
Revenue by region(1)
North America	$260,017	$316,028	$382,029	$315,650	$306,740	$492,928
North America - YoY	47%	52%	42%	40%	18%	56%
North America - TTM	$962,057	$1,070,608	$1,183,779	$1,273,724	$1,320,447	$1,497,347
Europe	$60,633	$68,553	$91,873	$76,498	$78,635	$102,480
Europe - YoY	51%	36%	47%	61%	30%	49%
Europe - TTM	$221,029	$239,104	$268,507	$297,557	$315,559	$349,486
Rest of World	$67,374	$61,618	$86,987	$70,329	$68,783	$83,260
Rest of World - YoY	51%	55%	49%	49%	2%	35%
Rest of World - TTM	$212,882	$234,760	$263,252	$286,308	$287,717	$309,359
Operating loss	$(304,818)	$(228,853)	$(253,596)	$(286,364)	$(310,608)	$(167,864)
Operating loss - YoY	(15)%	(29)%	30%	(9)%	2%	(27)%
Operating loss - Margin	(79)%	(51)%	(45)%	(62)%	(68)%	(25)%
Operating loss - TTM	$(1,138,957)	$(1,044,439)	$(1,103,328)	$(1,073,631)	$(1,079,421)	$(1,018,432)
Net loss	$(255,174)	$(227,375)	$(240,704)	$(305,936)	$(325,951)	$(199,853)
Net loss - YoY	(28)%	(30)%	26%	(1)%	28%	(12)%
Net loss - TTM	$(1,082,397)	$(984,624)	$(1,033,660)	$(1,029,189)	$(1,099,966)	$(1,072,444)
Adjusted EBITDA	$(78,713)	$(42,375)	$42,307	$(81,237)	$(95,570)	$56,361
Adjusted EBITDA - YoY	53%	69%	184%	34%	(21)%	233%
Adjusted EBITDA - Margin(2)	(20)%	(9)%	8%	(18)%	(21)%	8%
Adjusted EBITDA - TTM	$(390,902)	$(294,900)	$(202,230)	$(160,018)	$(176,875)	$(78,139)

(1)

Total revenue for geographic reporting is apportioned to each region based on our determination of the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.

(2)	We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)

(dollars and shares in thousands, except per user amounts below, unaudited)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Other
DAU (in millions)	203	210	218	229	238	249
DAU - YoY	8%	13%	17%	20%	17%	18%
DAU by region (in millions)
North America	83	84	86	88	90	90
North America - YoY	3%	6%	9%	10%	9%	7%
Europe	64	65	67	70	71	72
Europe - YoY	5%	9%	12%	14%	12%	10%
Rest of World	56	61	64	71	77	87
Rest of World - YoY	21%	28%	36%	45%	37%	43%
ARPU	$1.91	$2.12	$2.58	$2.02	$1.91	$2.73
ARPU - YoY	37%	33%	23%	20%	—	28%
ARPU by region
North America	$3.14	$3.75	$4.42	$3.57	$3.40	$5.49
North America - YoY	42%	43%	31%	27%	8%	46%
Europe	$0.95	$1.05	$1.37	$1.09	$1.10	$1.43
Europe - YoY	43%	24%	31%	41%	16%	36%
Rest of World	$1.20	$1.01	$1.35	$1.00	$0.89	$0.95
Rest of World - YoY	25%	21%	9%	3%	(26)%	(6)%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	2,734	2,908	3,195	3,427	3,550	3,713
Employees - YoY	(5)%	0%	11%	22%	30%	28%

Depreciation and amortization expense
Cost of revenue	$5,642	$4,580	$4,903	$5,525	$5,532	$5,615
Research and development	7,188	8,632	8,738	8,915	8,463	9,526
Sales and marketing	3,045	3,109	3,087	3,166	3,381	3,233
General and administrative	6,785	4,325	3,892	3,598	3,549	3,430
Total	$22,660	$20,646	$20,620	$21,204	$20,925	$21,804
Depreciation and amortization expense - YoY	1%	(17)%	(9)%	(9)%	(8)%	6%

Stock-based compensation expense
Cost of revenue	$1,786	$1,332	$1,398	$1,782	$2,066	$2,623
Research and development	132,610	108,176	111,611	118,317	127,516	132,003
Sales and marketing	26,474	23,333	25,788	24,806	27,107	27,393
General and administrative	34,704	28,387	27,858	27,144	29,482	30,061
Total	$195,574	$161,228	$166,655	$172,049	$186,171	$192,080
Stock-based compensation expense - YoY	25%	27%	37%	6%	(5)%	19%